Exhibit 99.2 Corporate overview June 2023

Disclaimer This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of closing; each company’s and the combined company’s expected cash position at the closing of the proposed Merger and cash runway of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of TOUR006; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the competitive landscape of the combined company; anticipated intellectual property timelines; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Talaris’, Tourmaline’s or the combined company’s control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain shareholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Talaris and Tourmaline to consummate the proposed Merger; (iii) risks related to Talaris’ ability to manage its operating expenses and its expenses associated with the proposed merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Talaris shareholders and Tourmaline stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Talaris’ common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with Tourmaline’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) risks associated with Talaris’ financial close process; (xv) the risk that the pre-closing financing is not consummated; and (xvi) the risk that Talaris shareholders receive more or less of the cash dividend than is currently anticipated, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in filings that Talaris makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement described above under “Additional Information about the Proposed Merger Transaction and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Talaris, Tourmaline and the combined company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. Tourmaline obtained the industry, market and competitive position data used throughout this presentation from its own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, Tourmaline’s internal research and its industry experience, and are based on assumptions made by Tourmaline based on such data and its knowledge of the industry and market, which it believes to be reasonable. In addition, while Tourmaline believes the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, Tourmaline has not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. 2

Disclaimer (continued) This presentation contains trademarks, services marks, trade names and copyrights of Tourmaline and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with Tourmaline, or an endorsement of sponsorship by Tourmaline. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade name. Participants in the Solicitation This communication relates to the proposed merger transaction involving Talaris and Tourmaline and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Talaris will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Talaris may file with the SEC and or send to Talaris’ shareholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF TALARIS ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TALARIS, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. Additional Information and Where to Find It Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Talaris with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Talaris with the SEC will also be available free of charge on Talaris’ website at www.talaristx.com, or by contacting Talaris’ Investor Relations at investors@talaristx.com. Talaris, Tourmaline, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Talaris’ shareholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Talaris is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law. 3

Company highlights Our mission: developing transformative medicines that dramatically improve the lives of patients with life-altering immune diseases Our product candidate: TOUR006, a Phase 2/pivotal-ready anti-IL-6 monoclonal antibody with best-in-class potential • Originally developed by Pfizer • High affinity, long half-life, low immunogenicity; delivered in ≤1mL subcutaneous injection • Completed multiple Phase 1 and Phase 2 clinical trials while under development by Pfizer (448 subjects dosed) Our focus: immune-mediated diseases where IL-6 blockers have been underexplored despite compelling signals of clinical activity Our lead indication: thyroid eye disease (TED), an autoantibody disease that affects the tissue surrounding the eye • TOUR006’s potential administration profile (low volume, low frequency) and upstream mechanism of action could make it an ideal treatment option for TED • Mechanism clinically validated after >200 TED patients treated with IL-6 blockers, showing autoantibody reductions and evidence of clinical benefit • Phase 2b TED study expected to begin in Q3 2023 Our second indication: atherosclerotic cardiovascular disease (ASCVD), a leading cause of global morbidity and mortality • Emerging clinical evidence appears to validate decades-long research on IL-6 as a key cardiovascular risk factor • TOUR006 could pursue a fast follower strategy, with potential for less frequent dosing than competitor IL-6 agents in ASCVD • Phase 2 ASCVD biomarker trial expected to begin in 2024 $112 million Series A financing with participation from leading biotechnology investors 4

Transaction summary

Overview	• Talaris Therapeutics, Inc. (NASDAQ: TALS) to acquire 100% of outstanding equity interests of Tourmaline Bio, Inc. structured as a traditional reverse merger • Surviving entity name / proposed ticker: Tourmaline Bio (TRML) • Issuer of shares in private placement: Tourmaline
Transaction Summary	• $387.5M pro forma value of combined company — $230M value of Tourmaline — $82.5M value of Talaris net of up to a $64.8M cash dividend[1] — $75M private placement • ~$210M pro forma cash balance for combined company estimated at close excluding dividend • Pro forma ownership split: ~59.4% Tourmaline, ~21.3% Talaris, ~19.3% private placement
Use of Proceeds	• Expected to fund Tourmaline through 2026 and provide sufficient capital for key clinical programs including Phase 2b TED study, Phase 2 TED basket study, and Phase 2 CV study
Projected Timing	• Closing expected H2 2023

1. Subject to certain adjustments at close

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Leadership team Sandeep Kulkarni, MD Yung Chyung, MD Brad Middlekauff, JD Susan Dana Jones, PhD Ryan Iarrobino Kevin Johnson, PhD Dora Rau Co-founder and Chief Medical Chief Business Officer Chief Technology Senior Vice President, Chief Regulatory Senior Vice President, Chief Executive Officer Officer and General Counsel Officer Product Development Officer Head of Quality 6

Board of directors, advisors, and investors

Board of Directors

Tim Anderson
Managing Director, Cowen Healthcare Investments

Caley Castelein, MD
Co-founder, Tourmaline Bio and Managing Partner, KVP Capital

Cariad Chester
Partner, TCG Crossover

Aaron Kantoff
Managing Partner, Scion Life Sciences

Rebecca Luse
Principal, Deep Track Capital

Parvinder Thiara
Chief Investment Officer, Athanor Capital

Sandeep Kulkarni, MD
Co-founder and Chief Executive Officer, Tourmaline Bio

Advisors

Burt Adelman, MD
Co-founder and Chairman of the Board, Verve Therapeutics and Clear Creek Bio; former EVP of R&D and Portfolio Strategy, Biogen; former Evp of R&D and CMO, Dyax Corp.

Pouya N. Dayani, MD
Vitreoretinal Surgery and Ocular Inflammation Retina-Vitreous Associates Medical Group; Adjunct Clinical Professor USC Keck School of Medicine, USC Roski Eye Institute

Kristine Erickson, OD
Former Global Ophthalmology Clinical Lead for sarilumab, Regeneron; former VP Clinical Research, Aerie Pharmaceuticals

Jarmila Heissigerová, MD, PhD
Head, Department of Ophthalmology, Charles University and General University Hospital in Prague

Quan Dong Nguyen, MD
Professor, Ophthalmology (Retina and Uveitis), Pediatrics (Rheumatology), and Medicine (Immunology / Rheumatology); Director, Uveitis and Ocular Inflammation Service, Byers Eye Institute at Stanford University

Marco Sales-Sanz, MD
Head of Orbital and Oculoplastic Surgery Unit, Hospital Universitario Ramón y Cajal (Madrid) and IMO Grupo Miranza (Madrid)

Stuart Seiff, MD
Professor, Ophthalmology, Senate Emeritus, University of California San Francisco; Medical Director and CEO, Pacific Center for Oculofacial and Aesthetic Plastic Surgery

Marius Stan, MD
Consultant in Endocrinology, Associate Professor in Medicine, and Chair of the Thyroid Core Group, Mayo Clinic (Rochester)

Edward J. Wladis, MD
Professor and Chair of the Lions Eye Institute, Department of Ophthalmology, Albany Medical College; Chief of Service for Ophthalmology, Albany Medical Center Hospital

Investors

AVEGO
BRAIDWELL
COWEN HEALTHCARE INVESTMENTS
DEEP TRACK CAPITAL
Hydra
KVP CAPITAL
LOGOS CAPITAL
PETRICHOR
QIMING VENTURE PARTNERS
QVT Financial LP
rtw
TCG X
VIVO CAPITAL

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TOUR006 (formerly PF-04236921), a fully human, high affinity antibody that neutralizes IL-6 Fully human antibody that neutralizes IL-6 levels with high Median serum concentration time profile of CRP from all subjects following affinity day 1, 28, and 56 following multiple intravenous doses of TOUR006 to RA • Kd of 6 pM subjects (Study B0151002) • Terminal half-life 47-58 days 12 • Generated from Medarex transgenic mouse platform 10 Robust existing clinical data package • Two Phase 2 studies completed (SLE and Crohn’s) 8 • 448 subjects have been dosed with TOUR006 6 Durable and deep IL-6 signaling blockade observed with infrequent dosing as low as 10mg every 4 weeks 4 • As measured by C-reactive protein (CRP), a pharmacodynamic marker of IL-6 signaling 2 Limited immunogenicity • Across 448 subjects dosed with TOUR006, only 2 subjects 0 1 7 14 28 35 42 56 63 70 84 generated ADAs following treatment Study Day Safety profile to date generally consistent with IL-6 class TOUR006 30 mg TOUR006 10 mg Placebo Source: PF-04236921 Investigator’s Brochure, dated February 2015 8 Median Value for C-Reactive Protein (mg/L)

IL-6 drives production of autoantibodies and inflammation

IL-6 mediated impacts on B and T cell pathways[1]


TOUR006
IL-6
+
TGF-β
IL-6
+
TFh
CD4
T-cell
CD4
T-cell
TH17
CD8 T-
cell
IL-21
IL-21
IL-6
+
TOUR006
TOUR006
IL-6
+
B-cell
IL-21
Survival
Plasma cell
Cytotoxic
CD8
T-cell
IL-6
+
TOUR006
Memory
B-cell
Antibody
production
Extracellular
immunity
Intracellular
immunity

Translational evidence

- IL-6 enhances antibody production and induces plasma cell differentiation and survival[2]
- In *ex vivo* experiments using samples from patients with NMO, IL-6 shown to promote plasmablast survival and stimulate anti-AQP4 secretion[3]
- Extensive observations in TED and other autoantibody disease that IL-6 blockade suppresses autoantibody levels
- Recent approval of satralizumab in NMOSD offers strong evidence of anti-IL-6's potential in autoantibody driven diseases

TOURMALINE

1. Adapted from Cabezas et al., Front. Immunol. (2022)
2. Dienz et al., JEM (2009)
3. Chihara et al., Proc. Natl. Acad. Sci. U.S.A. (2019)

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IL-6 has the potential to address a wide range of autoantibody driven and other inflammation meditated conditions US Prevalence (2022) Cardiovascular Atherosclerotic cardiovascular disease Atherosclerotic disease 24M Pemphigus vulgaris Pemphigus vulgaris 30K Dermatology Bullous pemphigoid Bullous pemphigoid 8K Endocrinology Graves' disease* Graves' disease* 120K Crohn's disease Crohn's disease 570K Gastrointestinal Ulcerative colitis Ulcerative colitis 500K Idiopathic thrombo Idic op yta otpe hicn tihr c o pu mr b pu ocry atopenic purpura 67K Hematology Thrombotic thrombocytopenic purpura Thrombotic thrombocytopenic purpura 3K IgA nephropathy IgA nephropathy 60K Nephrology Membranous nephropathy* Membranous nephropathy* 4K Primary progressive multiple sclerosis Primary-Progressive MS 620K Relapsing remitting multiple sclerosis Relapsing-Remitting MS 91K Myasthenia gravis Myasthenia gravis 58K Autoimmune encephalitis Neurology Autoimmune encephalitis 46K Chr C o hr nioni c ic nf iln afm lam mm ata otr or y y d d ee m m yy ee lilna inattiing ng p po ol ly yn ne eur uro op p a a thy thy 16K Inclusion body myositis Inclusion body myositis 11K Neuromyelitis optica spectrum diN se ou rde rom r yelitis optica 7K Diabetic macular edema Diabetic macular edema 750K Ophthalmology Non-infectious uveitis Non-infectious uveitis 400K Thyroid eye disease* Thyroid eye disease* 30K Sarcoidosis Sarcoidosis 200K Idiopathic pulmonary fibrIo ds iop isathic pulmonary fibrosis 70K Respiratory Systemic scle Sy ro st se is m in ic sc terls etrit oia sis i l lu nn te gr d stis itie ala ls ue ng disease 24K Chronic hypersens Chr itioni vity c p hy ne pe um rse ons niittiis vity pneumonitis 7K Pulmonary alveolar proP te ul in m o osna isry alveolar proteinosis 7K Key ANCA-associated vasculitis ANCA-associated vasculitis 38K Polyarticular juP ve on lya ile rt id icu io la p ra jt u h vic en a ile rt i hd rio itis pathic arthritis 25K Autoantibody driven Sjögren's syndrome Sjögren's syndrome 20K Rheumatology Other mechanisms Systemic juvenile id Sy io stp ea m th icic ju a vr e tn hir le it i is diopathic arthritis 13K Wegener's granulomatosisWegener's granulomatosis 10K IgG4 related disease IgG4 related disease <1K *Incidence figure 10 Publications available upon request

TOUR006 offers a potentially best-in-class profile: subcutaneous, low volume, low frequency injections

	TOUR006	Actemra (tocilizumab)		Kevzara (sarilumab)	Enspryng (satralizumab)	Sylvant (siltuximab)	Ziltivekimab	Clazakizumab	
Company	**Tourmaline**	Roche		Regeneron	Roche	EUSA	Corvidia / Novo	CSL	
Antibody Type	**Human**	Humanized		Human	Humanized	Chimeric	Human	Humanized	
Target	**IL-6**	IL-6 receptor		IL-6 receptor	IL-6 receptor	IL-6	IL-6	IL-6	
Stage of development	**In Phase 2b**	Approved		Approved	Approved	Approved	In Phase 3	In Phase 2/3	
Indications being pursued	**TED, ASCVD**	RA, GCA, PJIA, SJIA, CRS, SSc-ILD, COVID19		RA, PMR	NMOSD, AE, MG, MOGAD	MCD	ASCVD (CKD), HF	AMR, ASCVD (ESKD)	
Black box warning	**N/A**	Yes		Yes	No	No	N/A	N/A	
Terminal half-life	**47-58 days**	21.5 days		Up to 10 days	30 days	20.6 days	45-65 days	~30 days	
Anti-drug antibodies	**<1% of patients**	1-2% of patients		14-19% of patients	38-73% of patients (~20% increase in drug clearance)	0-2% of patients	6-13% of patients	2-10% of patients	
Injection site reactions	**0-9% of patients**	7-41% of patients		5-7% of patients	9% of patients	N/A	0-6% of patients	10-24% of patients	
Route of admin	**Subcutaneous (SC)**	IV	SC	SC	SC	IV	SC	IV	SC
Standard dose	**20 or 50mg**	8-12mg/kg	162mg	200mg	120mg	11mg/kg	15mg	TBD	12.5mg
Dosing regimen	**Q8W / Q12W**	Q4W	QW / Q2W	Q2W	Q4W	Q3W	Q4W	Q4W	Q4W

TOURMALINE

Source: company reports, publications, FDA review documents, package inserts
AE: Autoimmune Encephalitis; AMR: Antibody-Mediated Rejection; ASCVD: Atherosclerotic Cardiovascular Disease; CKD: Chronic Kidney Disease; COVID-19: Coronavirus Disease 2019; CRS: Cytokine Release Syndrome; ESKD: End-stage Kidney Disease; GCA: Giant Cell Arteritis; HF: Heart Failure; MCD: Multicentric Castleman's Disease; MG: Myasthenia Gravis; MOGAD: Myelin Oligodendrocyte Glycoprotein Antibody-Associated Disease; NMOSD: Neuromyelitis Optica Spectrum Disorder; PJIA: Polyarticular Juvenile Idiopathic Arthritis; PMR: Polymyalgia Rheumatica; RA: Rheumatoid Arthritis; SJIA: Systemic Juvenile Idiopathic Arthritis; SSc-ILD: Systemic Sclerosis-Associated Interstitial Lung Disease

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Clinical development plan for TOUR006 by end of 2023 Indication Preclinical Phase 1 Phase 2 Phase 3 Expected Key Milestones Phase 2b expected to begin Thyroid Eye Disease in Q3 2023 Phase 2 open label basket Thyroid Eye Disease trial expected to begin in H2 Expansion Cohorts 2023 Atherosclerotic Phase 2 expected to begin Cardiovascular in 2024 Disease Additional indications under evaluation 12

TOUR006 regulatory exclusivity and intellectual property Regulatory Exclusivity • In the US, we expect to rely on 12 years’ data exclusivity for biologics • Regulatory counsel has confirmed this is a reasonable expectation Patent Protection • We have filed 4 new patent applications on TOUR006 • Incorporating claims on: • Indication-specific methods of use • Dosing regimens • If issued, will expire in 2043 (or later) • Additional patent applications in process • Pfizer has abandoned all previous Pfizer patents/applications relating to TOUR006 • No freedom to operate issues identified 13

Thyroid eye disease

Thyroid eye disease
(also called Graves' ophthalmopathy and Graves' orbitopathy)

Autoimmune disease associated with proliferation and inflammation of the cell types surrounding the eye
- Symptoms include proptosis, double-vision, and disfigurement
- Involvement of optic nerve can be sight-threatening and requires emergent surgery

Approximately 30,000 new cases per year (of all severities), of which we estimate 15,000-20,000 are moderate-to-severe[1]

Pathophysiology driven by autoantibodies that bind to the TSH receptor, which is expressed on cell types surrounding the eye
- Same autoantibody can also cause Graves' hyperthyroidism (GH); up to 95% of TED patients also have GH[2]

IL-6 is elevated in patients with TED and experimental evidence suggests a role in disease pathogenesis[3]



Source: Getty Images

1. Bartalena et al., Front. Endocrinol. (2020); Lazarus, Best Pract. Res. Clin. Endocrinol. Metab. (2021)
2. Sabini et al., Eur. Thyroid J. (2018)
3. Hiromatsu et al., J. Clin. Endocrinol. Metab. (2000); Slowik et al., Endocr. Res. (2012); Jyonouchi et al., Thyroid (2001); Hwang et al., Invest Ophthalmol Vis Sci (2009)

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IL-6 inhibition has potential to block multiple steps in TED pathogenesis

TOUR006 has been observed to inhibit IL-6, a key node in TED pathogenesis



1) Inhibits formation of autoantibodies
TFh
IL-6 +
CD4 T-cell
B-cell
IL-21
IL-6 + Survival
Plasma cell
IL-6 +
Memory B-cell
Anti-TSHR/IGF-1R autoantibodies
TOUR006
IL-6
Orbital fibroblasts
2) Inhibits T-cell driven inflammation
TGF-β IL-6 +
CD4 T-cell
Th17
IL-17A
IL-22
TNFα
IL-1β
3) Inhibits orbital fibroblast signaling and differentiation
Hyaluronan
Adipocytes
Myofibroblasts

Orbital tissue expansion:

- Proptosis
- Diplopia
- Eyelid retraction
- Optic nerve compression

Inflammation:

- Pain
- Redness
- Swelling

TOURMALINE

Adapted from Huang et al., Eye (2018); Hodgson and Rajaii, Ophthalmol Ther (2020); Fang et al, Front Endocrinol (2021); Smith, Eye (2019); and Cabezas et al., Front. Immunol. (2022)

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TED market remains vastly underpenetrated even as teprotumumab sales have stagnated Sales stagnating over last 6 quarters Most patients not receiving tepro Potential barriers to adoption 1 2 Teprotumumab sales by quarter ($M) Teprotumumab US LTM penetration 1. Inconvenience: – IV dosing every 3 weeks $700 100% $616 – Burdensome approval 90% $590 3 process $600 80% – Limited access to infusion $502 $491 $494 $480 3 $500 centers $453 70% Untreated $405 60% 16,000 $400 2. Limited durability: high 80% $344 50% relapse rates observed in $287 4 $300 long-term follow-up 40% $166 30% $200 3. Safety: potentially permanent 20% side effects $100 Treated with tepro $24 10% 4,000 $2 20% – 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 High Proptosis, High CAS TED Patients 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 1. Horizon company reports and filings 4. Kahaly et al., Thyroid (2021) (ATA 2021 presentation) 17 2. Horizon Q3 2022 earnings call; LTM = last twelve months 3. Horizon Q1 2023 10Q % of Patients

"Teprotumumab for Graves' orbitopathy and ototoxicity: moving problems from eyes to ears?"[1]

- Hearing impairment likely represents an **on-target consequence** of IGF-1 pathway inhibition[2]
  - IGF-1 required for normal inner ear function
  - Likely just as relevant for SC as IV
- 15% of patients reporting hearing impairment across case reports[1]
  - Of these, **45% reported as persistent**
- **Ototoxicity appears cumulative**, emerging after mean of 3.6 infusions in one series[3]
- Some investigators recommending **serial audiograms** to monitor hearing loss[4]
- **Ongoing legal actions** filed by patients suffering hearing impairments attributed to teprotumumab across **38 lawsuits**[5]
- As of May 2023, there have been **384 ear and hearing-related adverse events** captured in the FAERS database, including reports of permanent deafness

Hearing loss in series of patients treated with teprotumumab for Graves' Orbitopathy[1]

Author (references)	N. of Patients	N. of cases of hearing loss	Resolved	Persistent
Smith et al. (2017)	43	3	2	1
Douglas et al. (2020)	41	5	5	0
Douglas et al. (2021)	51	6	3	3
Sears et al. (2022)	27	11	5	6
Belinsky et al. (2022)	28	4	1	3
Total	**190**	**29**	**16**	**13**
Total (%)		**15.2%**	**8.4%**	**6.8%**

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1. Bartalena et al., J. Endocrinol. Invest. (2022)
2. Yamamoto et al, Front Pharmacol (2014); Gao et al, Front Cell Neurosci (2020)
3. Kossler et al., J. Endocrinol (2021)
4. Chow et al., BMJ Case Rep (2022)
5. Tourmaline research as of May 2023

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TOUR006 has the potential to address the unmet need in TED st Elements of ideal 1 line therapy for TED Potential improvements to standard of care • Meaningful benefits on multiple outcome measures: proptosis, CAS, Broad, deep, and diplopia durable effects • Low rates of relapse • Expected avoidance of permanent or irreversible side effects Well-tolerated safety • Safety concerns can be managed with routine monitoring profile • Finite treatment course for majority of patients • Mechanistically acts upstream in disease cascade to stop disease Resolution of • Limited time window to achieve maximal effect underlying biology • Clinical data supporting early versus delayed treatment initiation Patient-centric • Ease of access and ease of use • Suitable for longer term usage, if indicated experience The characteristics presented reflect outcomes that may not be representative of TOUR006. The results of past clinical trials may not be indicative of future results, and the 19 results of future or ongoing clinical trials may not demonstrate some or any of the characteristics presented.

Studies using tocilizumab in steroid-refractory TED patients demonstrate consistent evidence of clinical benefit

Study Details				Key Endpoints		
First author	Year	Study type	Number treated	Proptosis response rate	CAS response rate	% reduction in autoantibodies
Perez-Moreiras	2021	Retrospective	54	78	89	75
Sánchez-Bilbao	2020	Observational	48	NR	NR	NR
Perez-Moreiras	2014	Prospective	18	72	100	76
Perez-Moreiras	2018	Randomized Controlled	15	93	60	NS
Pampín-Sánchez	2022	Retrospective	11	75	67	NR
Moi	2022	Retrospective	10	Clear improvement	80	75
Silkiss	2020	Case Series	9	Clear improvement	56	74
Smith	2021	Retrospective	9	78	100	54
Ceballos-Marcias Jose	2020	Case Series	8	NR	75	41
Bennedjai	2020	Retrospective	7	NR	NR	73
de Pablo Gomez	2018	Case Series	5	NR	60	NR
Maldiney	2020	Case Series	3	67	NR	NR
Stevens	2022	Retrospective	3	100	67	NR
Russell	2017	Case Series	2	NR	0	NR
Sy	2017	Case Series	2	Clear improvement	50	69
Copperman	2019	Case Series	2	100	0	NR
Coy	2019	Case Series	2	NR	50	NR
Mehmet	2020	Case Report	1	0	NR	NR
Cayon-Blanco	2020	Case Report	1	NR	100	NR
Albrashdi	2022	Case Report	1	100	NR	NR
Moleiro	2022	Case Report	1	100	NR	86
			Weighted mean	**79%**	**78%**	**69%**
			Tepro Phase 2	**71%**	**69%**	**N/A**
			Tepro Phase 3	**83%**	**59%**	**N/A**

We believe these reports may be understating true efficacy of IL-6 blockade

- Most studies enrolled steroid-refractory patients
- Most patients treated were >9 months out from symptom onset, i.e. their disease may have exited the active phase
- Exposure to treatment may have been suboptimal (<6 months)

TOURMALINE

NR: not reported
NS: not significant
Publications available upon request

20

TED patients had mostly long disease durations before starting tocilizumab, likely impacting efficacy of IL-6 blockade Median (IQR) duration of TED symptoms at time of enrollment (n) Perez-Moreiras 2021 (54)* Sánchez-Bilbao 2020 (48) Perez-Moreiras 2014 (18) Perez-Moreiras 2018 (15) Pampín-Sánchez 2022 (11) Silkiss 2020 (9) Smith 2021 (9)* Bennedjai 2020 (7)* de Pablo Gomez 2018 (5) Albrashdi 2022 (1) Moleiro 2022 (1) Tepro Ph2b (43)* Tepro OPTIC (41)* 0 6 12 18 24 30 36 42 48 54 TED duration (mos.) Tocilizumab studies Teprotumumab studies Only includes publications which reported complete disease duration data. * Perez-Moreiras 2021: range, not IQR; Smith 2021: mean and range; Bennedjai 2020 & tepro 21 trials: mean +/- one standard deviation

Recent case series demonstrate IL-6 inhibition’s potential in first-line TED patients Investigator-led retrospective analysis using tocilizumab • 9 subjects included in analysis • Average CAS: 6 (out of 7) • Treatment with tocilizumab 8mg/kg monthly • Mean time from symptom onset to first treatment: 2.89 months • Mean number of infusions: 4.2 • Median change in autoantibody levels from baseline: 61% decline 100% 100% OPTIC trial 83% 80% 80% OPTIC 60% 60% trial: 59% 40% 40% 20% 20% 0% 0% Before After first After final Last follow-up Before After first After final Last follow-up treatment infusion infusion treatment infusion infusion Smith et al., Ophthalmic Plast Reconstr Surg (2021) 22 CAS responder (0 or 1) rate Proptosis responder rate

Planned Phase 2b: dose-ranging study in first-line TED



Double masked, placebo-controlled trial
Open label
Period A: Primary efficacy
24 weeks
n=27 pts per arm
R
TOUR006 SC 50mg Q8W x 3
TOUR006 SC 20mg Q8W x 3
Placebo
Study drug dosed at Day 1, Week 8, & Week 16; primary efficacy assessed at Week 20
Proptosis non-responders*
Proptosis responders
Period B: Extension
24 weeks
24 weeks
TOUR006 SC 50mg Q8W x 3
Follow-up
Follow-up

Study population:
- Moderate-severe TED, with proptosis ≥ 3mm above normal (based on race and gender)
- Active phase, with symptom onset ≤ 12 months, CAS ≥ 4 and positive TSI
- First-line setting, with cap on prior corticosteroid use (< 1g methylprednisolone or equivalent)

Primary efficacy endpoint:
- Proptosis response rate at week 20

Additional endpoints:
- CAS
- Diplopia
- QoL, safety, PK/PD/ADA

*Any patient who receives rescue therapy/intervention in Period A will not receive TOUR006 in Period B and will instead undergo follow-up only

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TOUR006: Therapeutic potential to address broad segments of the TED population (and beyond)

First Line		Post-First Line		Underlying Thyroid Disorder
Active TED (moderate-severe)	**High CAS without significant proptosis**	**Prior therapy-experienced**	**Extended treatment (beyond initial course)**	**Graves' disease**
• TED treatment-naïve or limited prior treatment (e.g., modest exposure to systemic glucocorticoids)	• Active inflammation but minimal or no proptosis	• Teprotumumab: ○ Inadequate response ○ Relapse ○ Unable to tolerate • Other agents (e.g., full glucocorticoid course)	• Subset of patients that may have inadequate response to TOUR006 after initial 16-week course	• Graves without TED: address thyroid disease • Pre-TED: prevent TED • Early/mild stages of TED: stabilize or reverse
Evaluate through Phase 2b trial	***Evaluate through TED basket trial***		***Evaluate through Phase 2b trial***	***Evaluate through other trial(s)***

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TOUR006 has the potential to be the first-in-class IL-6 inhibitor approved for use in TED

	TOUR006	Teprotumumab	Batoclimab	Efgartigimod IV or SC	VRDN-001	Linsitinib	Lonigutamab
Company	TOURMALINE	HORIZON	IMMUNOVANT	argenx	VIRIDIAN	Sling Therapeutics	ACELYRIN
Mechanism of action	IL-6 antibody	IGF-1R antibody	FcRn antibody	FcRn antibody fragment	IGF-1R antibody	IGF-1R inhibitor	IGF-1R antibody
Stage of development	Planned Phase 2b start in Q3 2023	Approved	Phase 3	Registrational trial expected to start in Q4 2023	Phase 3	Phase 2/3	Phase 1/2
Route of delivery	SC	IV	SC (up to 4mL per administration)	IV or SC	IV	Oral	SC
Frequency	Q8W	Q3W	QW	QW	Q3W	BID	Q4W
Market cap	Private	~$23B	~$2.7B	~$22B	~$1.4B	Private	~$1.8B

TOURMALINE

Source: company reports
Market data as of close on May 31, 2023

25

Atherosclerotic Cardiovascular Disease (ASCVD)

ASCVD continues to be underserved despite the wide availability of statins

~24M ASCVD patients in the US alone


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
9.5M
not on a LLT
<1M on other therapy
13M
on statins
US ASCVD patients

Other lipid-lowering therapies (LLTs) (e.g. PCSK9 class) with **<5% usage** in US ASCVD patients

~55% of US patients get put on statins, of which **only 50% have an adequate response**[1,2,3]

Significant unmet need for patients despite availability of statins

- ASCVD consists of major adverse cardiovascular events including heart attacks, coronary heart disease, and stroke, resulting in ~700k deaths per year in the US[4]
- Some patients on statins do not reach their LDL-C goals and those that do may maintain major residual risk from other factors like inflammation[5]
- Despite their wide availability, patient adherence to statins is low due to adverse side effects and perceived lack of benefit[6]
- There remains a large untapped patient population who may be better addressed by an infrequently administered therapy targeting other key risk factors such as inflammation

TOURMALINE

1. Gu et al. Am J Prev Cardiol (2022).
2. Nelson et al. JACC (2022)
3. Akeya et al. Heart (2018)
4. CDC, Heart Disease
5. Ridker. Circ Res (2017)
6. Colantonio et al. JAHA (2018)

27

IL-6 inflammation emerging as key cardiovascular risk factor • Inflammation has an established role in plaque formation and disruption • CRP thought to be a key biomarker of inflammation-related CV risk – CRP is a marker of IL-6 pathway activation – CRP levels often elevated in patients with CV disease • Genetic experiments demonstrate that certain IL-6R polymorphisms are associated with lower levels of CRP and reduced CV risk Ridker PM and Luscher TF. European Heart Journal, Volume 35, Issue 27, 14 July 2014, Pages 1782–1791 28

Decades of research have indicated elevated CRP as a predictor of major CV events

Evidence for the role of CRP has accumulated over 20 years

- High levels of CRP are a known risk factor for ASCVD, nearly tripling risk of occurrence of MACE in one study[1]
- CRP levels ≥2.0 mg/L is listed as a risk-enhancing factor alongside elevated LDL-C and other well-known risk factors by the ACC & AHA[2]
- Chronic inflammatory conditions associated with elevated CRP such as RA are also included along with primary hypercholesterolemia and metabolic disorders as potential risk factors[2]
- Multiple large cardiovascular outcome studies have demonstrated reductions in CRP were associated with improved outcomes and has been a powerful predictor for therapeutic benefit[3]

CRP reduction was an equal predictor as LDL-C reduction of statin therapeutic benefit[4]



Cumulative Rate of Recurrent Myocardial Infarction or Death from Coronary Causes
0.10
0.08
0.06
0.04
0.02
0.00
LDL cholesterol ≥70 mg/dl
LDL cholesterol <70 mg/dl
0.0
0.5
1.0
1.5
2.0
2.5
Follow-up (years)
CRP ≥2 mg/liter
CRP <2 mg/liter

1. Ridker et al., NEJM (2000)
2. Arnett et al., J Am Coll Cardiol (2019)
3. CARE (pravastatin); JUPITER (rosuvastatin); CANTOS (canakinumab); CLEAR (bempedoic acid)
4. Ridker et al., PROVE-IT (atorvastatin vs pravastatin), NEJM (2005)

TOURMALINE

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Analysis from CANTOS highlights the therapeutic potential of IL-6 inhibition in ASCVD In canakinumab’s Phase 3 CV outcomes trial (CANTOS) greater IL-6 and hsCRP reductions associated with greater CV benefit 1 2 3 CANTOS primary endpoint CANTOS stratified by hsCRP reductions CANTOS stratified by IL-6 reductions HR (95% CI) p HR (95% CI) p HR (95% CI) p Placebo 1 (ref) (ref) Placebo 1 (ref) (ref) Placebo 1 (ref) (ref) Canakinumab, 150 mg 0.85 (0.74-0.98) P=0.021 On-treatment hsCRP ≥ 2.0 mg/L 0.95 (0.84-1.09) 0.48 On-treatment IL-6 ≥ 1.65 ng/L 1.06 (0.90-1.25) 0.49 On-treatment hsCRP <2.0mg/L 0.75 (0.66-0.85) <0.0001 On-treatment IL-6 < 1.65 ng/L 0.64 (0.54,0.77) <0.0001 0.25 0.25 0.25 0.20 0.20 0.20 0.15 0.15 0.15 0.10 0.10 0.10 0.05 0.05 0.05 0 0 0 0 1 2 3 4 5 0 1 2 3 4 5 0 1 2 3 4 5 Follow-up (years) Follow-up (years) Follow-up (years) Hazard ratio improvement 1. Ridker et al., N. Engl. J. Med. (2017) 30 2. Ridker et al., Lancet (2018) 3. Ridker et al., Eur. Heart J. (2018) Cumulative incidence of MACE (3 point) Cumulative incidence of MACE (3 point) Cumulative incidence of MACE (3 point)

Ziltivekimab, an anti-IL-6 antibody developed by Corvidia, produced deeper CRP reductions than canakinumab

Canakinumab only achieved 59-68% median CRP reduction at higher doses at week 12[1]


0%
-20%
-40%
-60%
-80%
-100%
-17%
-47%
-59%
-68%
PBO
Canakinumab 50mg Q3M
Canakinumab 150mg Q3M
Canakinumab 300mg Q3M

Primary endpoint of Phase 2b RESCUE study: 92% reduction in median CRP at week 12[2]


0%
-20%
-40%
-60%
-80%
-100%
-4%
-77%
-88%
-92%
PBO
Ziltivekimab 7.5 mg Q4W
Ziltivekimab 15 mg Q4W
Ziltivekimab 30 mg Q4W

TOURMALINE

1. Ridker et al, NEJM (2017)
2. Ridker et al., Lancet (2021)

31

Novo studying ziltivekimab in ZEUS, a Ph3 CV outcomes trial in ASCVD patients with kidney disease[1]

6,200 patients

- ASCVD
- CKD stage 3-4
- HsCRP ≥ 2 mg/L

1:1

- Ziltivekimab once-monthly 15 mg + Standard of Care
- Placebo once-monthly + Standard of Care

Primary endpoint:
Time to the first occurrence of MACE (CV death, non-fatal MI or non-fatal stroke)

Secondary endpoints:

- Time to first occurrence of expanded MACE (above plus urgent coronary revascularisation)
- Number of hospitalisations for HF or urgent HF visits
- Time to all cause death
- Time to first occurrence of composite CKD endpoint*

Topline data readout expected in 2025[2]

*Composite CKD endpoint includes: ≥ 40 GFR reduction, kidney death, CKD stage 5, dialysis treatment or kidney transplant
CVOT: Cardiovascular outcomes trial; ASCVD: Atherosclerotic cardiovascular disease; CKD: Chronic kidney disease; hsCRP: High-sensitivity c-reactive protein; MACE: Major adverse cardiovascular event; HF: Heart failure

Potential opportunity for TOUR006 to enter market with a less frequently administered product

TOURMALINE

1. Novo Nordisk R&D Day Investor Deck June 28, 2021
2. Estimated primary completion date listed on Clinicaltrials.gov: NCT05021835

32

PK/PD modeling for TOUR006 supports potential for quarterly administration Simulations with 50mg Q12W with CRP >2mg/L & <10mg/L Black straight line is the median th th Red dotted lines are the 5 and the 95 percentiles th th Blue dotted lines are the 25 and 75 percentiles Green dashed line 90% decline of the CRP from baseline Note: To mitigate against ceiling effects from CRP levels entering into the normal range, any Over 90% of patients achieve target CRP reductions patient with CRP attaining a value < 2 mg/L was considered to have achieved a 90% decrease from baseline in CRP Source: Tourmaline PK/PD modeling, conducted by Certara 33

Infrequent dosing expected to drive adoption of Novartis’ Leqvio in the competitive PCSK9 class 1 Historic and projected WW sales of PCSK9 class ($M) $6,000 $5,333 $4,918 $5,000 $4,236 $4,000 $3,506 $2,918 $3,000 $2,398 $2,000 $2,000 $1,603 $1,300 $978 $881 $1,000 $527 $257 $20 $0 Product Dosing 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Repatha Q2W / Q4W 50% 55% 63% 65% 70% 72% 73% 67% 63% 59% 54% 49% 46% 43% (AMGN/Astellas) Praluent Q2W / Q4W 50% 45% 37% 35% 30% 28% 26% 27% 20% 17% 15% 13% 11% 11% (SNY/REGN) Leqvio (NVS) Q6M – – – – – – 1% 6% 16% 24% 31% 38% 43% 47% 1. Evaluate Pharma 34 WW Sales ($M)

Potential Phase 2 CV trial* Randomized, double-blind, placebo-controlled trial N = 80 TOUR006 dose level 1 Q3M (20 per TOUR006 dose level 2 Q3M arm) R TOUR006 dose level 3 QM Placebo SC monthly treatment: Day 1, Month 1, Month 2, & Month 3 Follow-up through Note: arms with quarterly administered TOUR006 will receive placebo on Months 1 and 2 Month 12 visit Study population: Key endpoints: • Study population similar to CV outcomes trials (e.g. • PD: hsCRP and other biomarkers ZEUS) • PK, ADA • Exclude patients at higher risk for safety • Safety complications (e.g., immunocompromised patients) *Trial design is preliminary and subject to change 35

Next Steps

Near-term catalysts

Indication	Milestone	Expected timing	Status
TED	Gain FDA alignment on proposed TED program	Q2 2023	☑
	File TED IND	Mid-2023	☐
	Initiate Phase 2b TED trial	Q3 2023	☐
	Initiate TED basket trial	H2 2023	☐
ASCVD	Gain FDA alignment on proposed CV program	Q4 2023	☐
	Initiate Phase 2 CV trial	2024	☐

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37